THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.


ANNUAL REPORT
MAY 31, 1997

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          8

Schedule of Investments.......................................................................         10

Statement of Assets and Liabilities...........................................................         14

Statement of Operations.......................................................................         15

Statement of Changes in Net Assets............................................................         16

Financial Highlights..........................................................................         17

Notes to Financial Statements.................................................................         18

Report of Independent Accountants.............................................................         23

Results of Annual Meeting of Shareholders.....................................................         24

Tax Information...............................................................................         24

Description of InvestLink Program.............................................................         25

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                   June 16, 1997

DEAR SHAREHOLDERS:

We   are  writing  to   report  on  the  activities   of  The  Emerging  Markets
Telecommunications Fund, Inc. (the "Fund") for the year ended May 31, 1997.

At May 31, 1997, the Fund's net asset value ("NAV") was $21.53 per share, as compared to $20.94 on May 31, 1996.

PERFORMANCE

For the period June 1, 1996 through May 31, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 17.5%. In comparison, the Morgan Stanley Capital International Emerging Markets Free Index (the "Index") returned 7.8% in the same period.

The Fund's outperformance relative to the Index was due principally to returns generated in Brazil, Chile, Israel, Peru, Portugal, Russia and Venezuela. In
Brazil,   moves  to   deregulate  the  telecommunications   sector  resulted  in
significant price appreciation--by far, the highest in the portfolio. Deregulation also figured as the key to the strong results achieved in Peru and Venezuela, where the former state-owned telephone companies were privatized. In Israel, the Fund's exposure to developers of telecom software and equipment proved especially successful. In Portugal, the price of Portugal Telecom, S.A. rose mainly as a function of its status as a highly visible blue-chip stock in a market that experienced a significant re-rating. Finally, our performance in Russia was boosted by our interest in a privately held Russian company.

From the commencement of investment operations on June 25, 1992 through May 31, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 114.7%. The Index gained 89.3% during the same period.

INVESTMENT PHILOSOPHY

We believe that deregulation and privatization around the world will continue to offer the Fund many new opportunities in the future. We plan to pursue these opportunities as governments privatize entities involved in telecommunications and related businesses. Equities of numerous private-sector companies within these and associated areas also are available for investment.

Our theme is simple: for developing economies to grow, basic services such as telecommunications must be provided. Implementation of basic services on a level sufficient for growth means that these sorts of companies are likely to generate high internal rates of return. Thus, as emerging market economies sustain their rapid growth, we expect telecommunications and other infrastructure companies within those markets to grow at above-average rates, particularly in comparison with similar companies in developed economies.

THE GLOBAL TELECOMMUNICATIONS ENVIRONMENT: CHANGE AS USUAL

Much has happened in the global telecommunications business since our last report. We recognize three developments as being of greatest significance to emerging markets.

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                                                                           1

 LETTER TO SHAREHOLDERS

First was the ratification of a landmark agreement by 68 nations under the auspices of the World Trade Organization ("WTO") in February 1997. The agreement legally obligates all signers to open their telecommunications markets to competition (which is expected to occur by 2000). Most nations also agreed to drop their prohibition against foreign ownership of a controlling interest in their domestic telecom provider. Unlike many such multinational pacts, furthermore, this one includes substantive provisions for enforcement.

The WTO agreement has strong ramifications for developing nations, where retention of historical telecom monopolies is prevalent. The liberalization process that had already begun in many developing nations likely will gain considerable momentum. The industry consolidation via numerous mergers and global alliances should quicken as well, allowing for the creation of seamless "end-to-end" networks that make telephony cheaper and simpler for customers. In each case, emerging markets telecom companies will take on increased strategic value to others, and their stock prices should rise accordingly.

The second major industry development was the April 1997 addition of Telefonica de Espana ("Telefonica") and Portugal Telecom, S.A. to the global Concert alliance headed up by British Telecom and MCI Communications. Telefonica gives the alliance unfettered access to the Spanish domestic market and, perhaps more important, an immediate presence in Latin America, where it holds valuable equity stakes in many leading telephone companies. Portugal Telecom, S.A. contributes its own domestic market as well as its strong historical links with Portuguese-speaking Brazil (Latin America's largest and, perhaps, most vital market). All at once, then, Concert has gained an extraordinary capability to realize the huge potential of the Latin American market for telecom services and made substantial progress in the construction of its global end-to-end network.

Our final milestone was the Brazilian government's privatization of Companhia Vale do Rio Doce ("CVRD"), the world's largest iron ore producer, in early May 1997. In our view, the sale of CVRD has positive implications for privatizations in the telecom sector. The months-long failure to complete the CVRD deal earlier had grinded to a halt the entire Brazilian privatization process, which was slated to accelerate in 1997 with the first in a series of high-profile sales of telcos and electric utilities. The process now is back on track, as exemplified by the success thus far achieved in the ongoing sale of "Band B" cellular telephony concessions. In moving CVRD into private hands, furthermore, the Cardoso administration sent the world a signal that privatization can and will go forward. Investors should reap the resulting benefits.

FEATURED COMPANIES

We'd now like to discuss a few of our specific holdings. In this report, we focus on telecom providers that the Fund has added in recent months.

VIDESH SANCHAR NIGAM LTD.

Within the developing world, India is becoming increasingly attractive to investors. Its government is displaying greater resolve to implement structural economic reform, part of which includes the gradual opening of Indian financial markets to foreign participation.

Of particular interest to telecommunications investors is Videsh Sanchar Nigam Ltd. ("VSNL"), the government-controlled long-distance monopoly. VSNL is a gateway provider, meaning that it earns revenues by routing incoming

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS
and outgoing calls. In March 1997, the Indian government reduced its equity stake in the company to 62% by selling 20% to the public in the form of global depositary receipts. The deal's popularity was so great that, not only was it oversubscribed by 10 times, but it also was the largest-ever such offering by an Indian company.

We like VSNL for its multifaceted investment appeal. It is not only an emerging market telecom company well-positioned for growth, but also an unusually pure play on international long-distance telephony as well as an equity surrogate for the rapidly expanding Indian economy as a whole.

Here are the factors that most contribute to our favorable view on VSNL:

OVER-CORRELATION WITH ECONOMIC GROWTH - Typically, a nation's volume of international telephony grows at a rate higher than that of the underlying economy. With India's GDP having risen at an annualized rate of 6-7% over the last three years and projected to maintain a similar pace into the long-term, VSNL is an excellent vehicle for investment in a high-growth economy.

HIGH DEGREE OF EARNINGS PREDICTABILITY - VSNL functions according to a revenue-sharing agreement with the government's Department of Telecommunications ("DoT"). The agreement fixes the company's earnings per call-minute through 1999, meaning that its income and profits are relatively predictable.

MONOPOLY PROTECTION - DoT guarantees VSNL's status as India's exclusive international long-distance carrier through 2004.

STRONG EXPOSURE TO GROWTH OF INDIAN TELEPHONY - There are three powerful forces driving the growth of the Indian domestic phone network. First, penetration of fixed phone lines within the population is about 1.3%, among the lowest rate in Asia and globally. Second, pent-up demand for phone service is huge. Third, the domestic network is needed to complete both incoming and outgoing international long-distance calls. Since VSNL's revenues are constrained by the size of the domestic network, then, its revenues should surge as the network expands.

GROWTH IN CALL VOLUME - The volume of international calls both to and from India is growing due to the nation's increased integration into the global economy, rising disposable income and the large number of Indians living abroad. Pressure from other countries, however, likely will result in a reduction in VSNL's earnings per call-minute following the 1999 expiration of its agreement with DoT. We believe that any such potential shortfall will be more than made up for by the growth in call volume.

FAVORABLE NATIONAL POLICY - India's National Telecom Policy, established in 1994, sets out targets for vigorous growth in domestic fixed lines, as well as the need both for a world-class telephony capability and the attraction of substantial foreign direct investment.

VETERAN MANAGEMENT - All of VSNL's top executives have at least 10 years' experience in the Indian telecom business, either in the private sector or as government regulators. They are seasoned and well-connected.

PORTUGAL TELECOM, S.A.

More than almost any other developing-nation telephony provider, Portugal Telecom, S.A. ("PT") possesses substantial strategic value to the telecom world's global giants. This is most clearly illustrated by its inclusion in the British Telecom ("BT") - MCI Concert alliance we discussed earlier.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

As shareholders in PT, however, our primary concern is how the company can benefit from its membership in Concert. Our view is that this is the key to PT's long-term investment appeal.

Although the Concert connection undoubtedly will increase the quantity and quality of overseas opportunities for PT, its greatest value lies in how it can help PT at home in Portugal. This is critical because 1) Portugal already has one of the highest teledensity levels among emerging markets, meaning that its growth potential is relatively low; 2) the Portuguese tariff (I.E., rate) structure is in dire need of overhaul; and 3) PT will be vulnerable to competition in 2000, when its official monopoly status expires.

Membership in Concert will improve PT's position in its domestic market in several important ways:

    -BT, one of the strongest potential entrants into the Portuguese market, has been neutralized as a competitive threat.

    -As the only European telecom provider to have fully rebalanced its tariff structure, BT can provide unmatched expertise to PT in its own rebalancing efforts.

    -Access to Concert products will enable PT to offer state-of-the-art telephony to multinational corporations with facilities in Portugal, as soon as late 1997. PT's ability to deliver the same level of performance to small-and medium-size companies, which form Portugal's largest business customer sector, will set an extremely high standard for potential competitors to meet.

    -BT's status as a world leader in the development of telecom transmission systems will give PT access to leading-edge research and technology.

    -PT will be able to take advantage of the significant economies of scale in procurement costs created by the merger of BT and MCI.

In addition to PT's membership in Concert, we note these other positive factors:

    -Portugal's government recently announced its intention to spend $2.1 billion on building up the nation's telecom infrastructure by the start of competition in 2000.

    -Digitalization   of  PT's  network,  which   will  allow  the  delivery  of
     high-margin/value-added services such as call waiting and teleconferencing, reached 79% at year-end 1996 and should be complete by 1999.

    -PT is a prodigious generator of excess cash flow, with which it can create shareholder value via debt reduction, stock repurchases, dividend increases and high-return investments.

    -PT's earnings will continue to be enhanced by a highly successful cost-reduction program.

    -PT controls half of Portugal's cellular telephony market, whose dynamic growth should extend into the next several years.

COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA

Compania Anonima Nacional Telefonos de Venezuela ("CANTV") is the monopoly provider of full-service telephony in Venezuela. It was wholly owned by the Venezuelan government until 1991, when 40% of its equity was sold to a foreign operating consortium controlled by GTE. The government sold off most of its remaining stake to the public in

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   4

 LETTER TO SHAREHOLDERS
a November 1996 initial public offering. Following this offering, CANTV's ownership is distributed among four primary shareholder groups. The consortium owns 40%, the public 35%, company employees 20% and the government 5%.

Our investment thesis for CANTV is somewhat different from the typical rationale for a developing-nation telephony provider. Most such stocks tend to be bought based on prospects for substantial growth via expansion of lines in service and increased market penetration. CANTV certainly will grow in these respects, but not as dramatically as some others.

Instead, CANTV's performance should benefit from a wider and particularly benign set of circumstances, all of which should drive rising profitability:

    -Following  a  five-year  period   of  heavy  spending  and   infrastructure
     development, CANTV is poised to exploit the considerable operating leverage it has built.

    -Venezuelan phone tariffs, whose structure frequently has worked against CANTV, have been rebalanced in a way that should be much more beneficial.

    -Significant gains in efficiency and cost reduction should continue.

    -CANTV is successfully shifting its emphasis to marketing and a much more customer-friendly orientation.

    -The company's wireless subsidiary will be a major participant in the enormous growth projected for cellular telephony in Venezuela.

    -CANTV ranks behind most other Latin telephony providers in many financial and operating performance categories, suggesting fairly little downside and substantial upside potential.

CANTV has additional appeal as a surrogate equity play on the overall resurgence of the Venezuelan economy. After years of economic deterioration, there are strengthening indications that a gradual economic turnaround may be in progress. The latter are most prominently reflected in the government's efforts to tame hyperinflation, reform onerous labor laws, restructure the pension/social security system, quicken the pace of privatization and refinance the nation's Brady debt.

Investors likely will greet substantive progress on any of these fronts with enthusiasm. As one of Venezuela's most liquid stocks and largest private employer, CANTV will benefit not only from specific improvements but also from the general sense of positive momentum that such changes would bring about.

OUTLOOK

We remain decidedly optimistic about the future of the emerging markets telecommunications sector. In general, our optimism rests on 1) the rapid growth that providers are experiencing as their domestic markets become increasingly integrated into the global economy; and 2) the large universe of companies with attractive fundamentals and valuations.

We also believe that the sector will be viewed increasingly favorably by investors, due to the growing recognition of the strategic value of emerging markets within the global telecom business. Each of the three major developments we discussed earlier (I.E., the WTO agreement, the addition of PT and Telefonica to the Concert global alliance and Brazil's privatization of CVRD) indicates that industry participants themselves hold a similar view.

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                                                                           5

 LETTER TO SHAREHOLDERS

With this in mind, we show in the table below a comparison of the teledensity (I.E., level of penetration of telephone service) of emerging nations to that of their established counterparts. Note that, in most cases, teledensity in the emerging nations is substantially lower than in the established nations. This should provide you with a clear, simple quantification of the immense growth potential for telephony in many emerging nations which, in turn, should help to drive favorable performance by related equities.

                         COMPARATIVE GLOBAL TELEDENSITY
                        (MAIN LINES PER HOUSEHOLD, 1995)

  ESTABLISHED NATIONS         EMERGING NATIONS
-----------------------  --------------------------
Sweden             68.8  Greece                47.7
U.S.               63.3  Israel                43.2
Denmark            61.9  South Korea           41.8
Switzerland        60.6  Taiwan                40.0
Canada             59.2  Portugal              36.8
Norway             56.3  Czech Republic        23.3
Finland            55.1  Turkey                20.1
France             54.7  Hungary               18.4
Hong Kong          52.8  Argentina             18.0
Netherlands        52.8  Malaysia              16.6
Australia          51.6  Chile                 13.2
Germany            50.1  Poland                13.1
Singapore          49.7  Venezuela             10.9
U.K.               48.8  Colombia               9.7
Japan              48.0  Mexico                 9.6
Austria            47.4  South Africa           9.5
New Zealand        47.0  Brazil                 8.5
Belgium            45.9  Thailand               7.5
Italy              43.5  Jordan                 7.2
Spain              38.2  Peru                   4.7
Ireland            37.0  Russia                 4.5
                         China                  2.3
                         Philippines            1.8
                         Indonesia              1.7
                         India                  1.1

------------------
SOURCE: ING BARINGS

The table relates only to traditional fixed-wire telephony. We should add here that the scope for value-added services like cellular, wireless transmission of data, paging and related services such as cable television is equally immense. Such an environment suggests huge opportunities for profit growth among providers, equipment manufacturers, software developers and the broad universe of ancillary businesses. Our goal is to find these opportunities and, in so doing, give investors a unique vehicle for participation in one of the fastest-growing industry sectors in emerging markets.

--------------------------------------------------------------------------------
   6

 LETTER TO SHAREHOLDERS

We appreciate your continued confidence in the Fund and would be pleased to respond to your questions and comments.

Sincerely yours,

            [SIGNATURE]
Richard W. Watt
President
Chief Investment Officer*

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. He also is Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

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                                                                           7

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS
                                             May 31,1997    May 31,1996
Cellular Communications                           11.26%          18.5%
Electric Distribution                              9.33%          11.0%
Electric Generation                                4.37%           4.9%
Gas & Oil                                          4.11%           3.4%
Local and/or Long Distance Telephone
Service                                           48.86%          50.3%
Telecommunications                                11.85%           4.6%
Other                                              4.21%           2.9%
Cash & Cash Equivalents                            6.01%           4.4%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                    May 31,1997    May 31,1996
Asia                                     11.06%         14.08%
Caribbean                                 1.60%          3.17%
Eastern Europe                            7.63%          2.08%
Europe                                    5.59%          8.68%
Latin America                            56.82%         54.49%
Middle East                               8.51%          7.78%
Global                                    5.77%          6.22%
Cash & Cash Equivalents                   3.02%          3.50%

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   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1997 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF EQUITY OR EQUITY-LINKED SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                    May 31,1997    May 31,1996
Argentina                                 2.37%          3.83%
Brazil                                   13.07%         19.20%
Chile                                    19.67%         17.50%
Denmark                                   0.00%          2.59%
Eastern Europe                            7.63%          2.08%
Hong Kong                                 0.91%          2.55%
India                                     3.05%          0.00%
Indonesia                                 3.26%          2.16%
Israel                                    8.51%          7.78%
Italy                                     2.23%          3.38%
Malaysia                                  1.50%          2.06%
Mexico                                    2.51%          7.43%
Peru                                     11.84%          5.07%
Philippines                               2.34%          5.01%
Portugal                                  3.36%          2.18%
Puerto Rico                               1.60%          3.17%
Thailand                                  0.00%          2.30%
Venezuela                                 4.37%          0.59%
Global                                    5.77%          6.22%
Other                                     0.00%          0.53%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Telefonica del Peru S.A.                               Local and/or Long Distance
                                                                      Telephone Service              Peru               10.6
--------------------------------------------------------------------------------------------------------------------------------
       2.  Compania de Telecomunicaciones de Chile S.A.           Local and/or Long Distance
                                                                      Telephone Service             Chile                9.8
--------------------------------------------------------------------------------------------------------------------------------
       3.  Telecomunicacoes Brasileiras S.A.                      Local and/or Long Distance
                                                                      Telephone Service             Brazil               6.0
--------------------------------------------------------------------------------------------------------------------------------
       4.  Millicom International Cellular S.A.                    Cellular Communications          Global               4.6
--------------------------------------------------------------------------------------------------------------------------------
       5.  Telecomunicacoes de Sao Paulo S.A.                     Local and/or Long Distance
                                                                      Telephone Service             Brazil               3.4
--------------------------------------------------------------------------------------------------------------------------------
       6.  Portugal Telecom, S.A.                                 Local and/or Long Distance
                                                                      Telephone Service            Portugal              3.4
--------------------------------------------------------------------------------------------------------------------------------
       7.  Compania Anonima Nacional Telefonos de Venezuela       Local and/or Long Distance
                                                                      Telephone Service           Venezuela              3.3
--------------------------------------------------------------------------------------------------------------------------------
       8.  Videsh Sanchar Nigam Ltd.                                  Telecommunications            India                3.1
--------------------------------------------------------------------------------------------------------------------------------
       9.  ECI Telecommunications Ltd.                                Telecommunications            Israel               2.6
--------------------------------------------------------------------------------------------------------------------------------
      10.  Cementos Mexicanos, S.A. de C.V.                          Other Infrastructure           Mexico               2.5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - MAY 31, 1997
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-93.99%
 EQUITY OR EQUITY-LINKED SECURITIES OF
 TELECOMMUNICATION COMPANIES IN EMERGING
 COUNTRIES-70.54%
 ARGENTINA-0.00%
Argentine Cellular
 Communications Holdings
 Ltd.*+ (Cost
 $3,093,745).............        304,094  $         0
                                          -----------
 BRAZIL-9.49%
Telecomunicacoes
 Brasileiras S.A. ON.....     84,288,200   10,983,056
Telecomunicacoes de Sao
 Paulo S.A. PN...........     18,153,755    6,223,660
Telecomunicacoes de Sao
 Paulo S.A. PN, Rights
 (expiring 06/20/97)+....        791,100       26,604
                                          -----------
TOTAL BRAZIL (Cost $3,575,074)..........   17,233,320
                                          -----------
 CHILE-10.82%
Compania de
 Telecomunicaciones de
 Chile S.A. ADR#.........        498,950   17,089,037
Compania de
 Telecomunicaciones de
 Chile S.A., Class B.....        117,000      770,968
Compania Nacional de
 Telefonos S.A...........        184,719      119,074
Empresa Nacional de
 Telecomunicaciones
 S.A.....................        221,018    1,678,017
                                          -----------
TOTAL CHILE (Cost $9,356,047)...........   19,657,096
                                          -----------
 EASTERN EUROPE-4.98%
Global Telesystems
 Group*+.................        189,345    3,786,900
Northern Elektrik
 Telekomunikasyon
 A.S.+...................      6,916,000    2,326,805
PLD Telekom, Inc.+.......        263,000    1,479,375
Vimpel-Communications
 ADR+....................         48,600    1,451,925
                                          -----------
TOTAL EASTERN EUROPE (Cost
 $6,345,105)............................    9,045,005
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 HONG KONG-0.91%
Asia Satellite
 Telecommunications
 Holdings Limited ADR
 (Cost $1,549,920).......         60,000  $ 1,657,500
                                          -----------
 INDIA-3.05%
Videsh Sanchar Nigam Ltd.
 GDR+....................         32,000      659,200
Videsh Sanchar Nigam Ltd.
 GDR+,++.................        237,105    4,884,363
                                          -----------
TOTAL INDIA (Cost $5,101,506)...........    5,543,563
                                          -----------
 INDONESIA-3.26%
PT Indonesia Satellite...        580,000    1,728,674
PT Telekomunikasi
 Indonesia...............      1,500,000    2,528,263
PT Telekomunikasi
 Indonesia ADR...........         50,000    1,662,500
                                          -----------
TOTAL INDONESIA (Cost $4,499,079).......    5,919,437
                                          -----------
 ISRAEL-8.51%
DSP Group Inc.+..........        114,509    1,603,126
ECI Telecommunications
 Ltd.....................        204,700    4,733,687
Geotek Communications,
 Inc.+#..................        133,000      594,344
Geotek Communications,
 Inc., Convertible
 Preferred Series M,
 8.50%*..................            100      515,882
Gilat Satellite Networks
 Ltd.+...................         71,693    2,258,330
Koor Industries Ltd......          9,300      824,154
M-Systems Flash Disk
 Pioneers Ltd.+..........         75,948      417,714
M-Systems Flash Disk
 Pioneers Ltd., Warrants
 (expiring 06/30/98)+....         61,524      104,900
Nexus Telecommunications
 Systems Ltd.
 (units)+(a).............        170,784      694,664
Tadiran Ltd. ADR.........         67,100    1,811,700
Tadiran
 Telecommunications
 Ltd.#...................         32,100      581,813
Teledata Communication
 Ltd.+#..................         43,400    1,323,700
                                          -----------
TOTAL ISRAEL (Cost $14,230,575).........   15,464,014
                                          -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 MALAYSIA-1.50%
Telekom Malaysia (Cost
 $3,233,031).............        368,000  $ 2,724,082
                                          -----------
 PERU-10.58%
Telefonica del Peru S.A.
 ADR.....................        489,000   12,408,375
Telefonica del Peru S.A.,
 Class B.................      2,661,092    6,808,722
                                          -----------
TOTAL PERU (Cost $12,258,948)...........   19,217,097
                                          -----------
 PHILIPPINES-2.34%
Philippine Long Distance
 Telephone Co. ADR#......         57,200    3,310,450
Pilipino Telephone
 Corporation+,++.........      2,402,500      933,673
                                          -----------
TOTAL PHILIPPINES (Cost $4,961,100).....    4,244,123
                                          -----------
 PORTUGAL-3.36%
Portugal Telecom, S.A.
 (Cost $3,094,635).......        158,928    6,093,618
                                          -----------
 PUERTO RICO-1.60%
CoreComm Inc.+ (Cost
 $2,825,253).............        181,991    2,911,856
                                          -----------
 VENEZUELA-4.37%
Compania Anonima Nacional
 Telefonos de Venezuela
 ADR+....................        163,309    6,062,847
Venworld
 Telecommunications+=/
 =.......................        125,947    1,868,172
                                          -----------
TOTAL VENEZUELA (Cost $7,695,370).......    7,931,019
                                          -----------
 GLOBAL-5.77%
International Wireless
 Communications, Inc.,
 Series D*+..............          5,503    2,063,625
International Wireless
 Communications, Inc.,
 Series F*+..............            386      144,750
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 GLOBAL (CONTINUED)
International Wireless
 Communications, Inc.,
 Warrants (expiring
 12/31/98)*+.............             31  $       581
Millicom International
 Cellular S.A.+#.........        182,454    8,278,850
                                          -----------
TOTAL GLOBAL (Cost $4,756,091)..........   10,487,806
                                          -----------
TOTAL EMERGING COUNTRIES (Cost
 $86,575,479)...........................  128,129,536
                                          -----------
 EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN
 DEVELOPED COUNTRIES-1.43%
 ITALY-1.43%
Telecom Italia Mobile
 S.p.A...................        346,840    1,017,198
Telecom Italia Mobile
 S.p.A., Non Convertible
 Savings Shares..........        902,100    1,575,674
                                          -----------
TOTAL DEVELOPED COUNTRIES (Cost
 $856,379)..............................    2,592,872
                                          -----------
 EQUITY OR EQUITY-LINKED SECURITES OF COMPANIES
 PROVIDING OTHER ESSENTIAL SERVICES IN THE
 DEVELOPMENT OF AN EMERGING COUNTRY'S
 INFRASTRUCTURE-21.22%
 ARGENTINA-2.37%
Camuzzi Argentina
 S.A.*+..................      1,383,478    2,631,998
Sodigas del Sur S.A.*....        421,485      782,592
Sodigas Pampeana S.A.*...        583,264      886,935
                                          -----------
TOTAL ARGENTINA (Cost $3,032,673).......    4,301,525
                                          -----------
 BRAZIL-3.58%
Companhia Energetica de
 Minas Gerais PN.........     14,743,651      674,861
Companhia Paulista de
 Forca e Luz ON..........     29,729,900    4,349,091
                             Par (000)
                           -------------
Enersul, Convertible
 Bond, 16.00%,
 09/01/98................    BRL   1,000    1,484,820
                                          -----------
TOTAL BRAZIL (Cost $4,124,140)..........    6,508,772
                                          -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CHILE-8.85%
Chilgener S.A............      6,329,644  $ 2,493,473
Compania Electrica del
 Rio Maipo S.A...........      2,459,567    1,350,604
Compania General de
 Electricidad S.A........        586,445    2,534,238
Empresa Electrica de
 Antofagasta S.A.........        521,043      267,457
Empresa Electrica de
 Arica S.A...............      1,761,580      412,164
Empresa Electrica de
 Iquique S.A.............      1,050,622      326,085
Empresa Electrica
 Pehuenche S.A...........      1,394,156    2,047,048
Empresa Nacional de
 Electricidad S.A........      2,637,691    1,908,130
Empresas Emel S.A........        148,394    3,225,802
Sociedad Austral de
 Electricidad S.A........         57,500    1,503,223
                                          -----------
TOTAL CHILE (Cost $7,512,380)...........   16,068,224
                                          -----------
 EASTERN EUROPE-2.65%
Elektrim Spolka Akcyjna
 S.A.....................        189,947    1,694,342
Eregli Demir Ve Celik
 Fabrikalari T.A.S.......     10,436,700    1,404,521
Surgutneftegaz ADR.......         40,000    1,713,750
                                          -----------
TOTAL EASTERN EUROPE
 (Cost $4,270,498)......................    4,812,613
                                          -----------
 MEXICO-2.51%
Cementos Mexicanos, S.A.
 de C.V., Class B........        380,000    1,557,298
Cementos Mexicanos, S.A.
 de C.V. CPO.............        800,000    2,995,194
                                          -----------
TOTAL MEXICO (Cost $4,489,116)..........    4,552,492
                                          -----------
 PERU-1.26%
Ontario-Quinta A.V.V.*
 (Cost $1,835,372).......      1,787,000    2,296,786
                                          -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost
 $25,264,179)...........................   38,540,412
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN
 DEVELOPED COUNTRIES-0.80%
 ITALY-0.80%
Edison S.p.A. (Cost
 $1,506,074).............        305,000  $ 1,445,225
                                          -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $114,202,111)....................  170,708,045
                                          -----------

 SHORT-TERM INVESTMENTS-2.99%
 CHILEAN CERTIFICATES OF DEPOSIT-0.28%
                            Units (000)
                           -------------
Banco del Pacifaco,
 6.70%, 06/23/97.........     CLP      8      255,070
Banco Santiago, 6.70%,
 06/23/97................              8      262,656
                                          -----------
TOTAL CHILEAN CERTIFICATES OF DEPOSIT
 (Cost $521,523)........................      517,726
                                          -----------
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-0.60%
Banco Security, 6.70%,
 06/09/97**..............     CLP      6      177,182
Banco Santiago, 6.70%,
 06/16/97**..............             29      912,021
                                          -----------
TOTAL CHILEAN INFLATION-ADJUSTED TIME
 DEPOSITS (Cost $1,103,649).............    1,089,203
                                          -----------
 CHILEAN MUTUAL FUNDS-1.01%
                              No. of
                              Shares
                           -------------
Fondo Mutuo Operacional
 BanChile................         62,662      727,141
Fondo Mutuo Security
 Check...................        256,953    1,104,472
                                          -----------
TOTAL CHILEAN MUTUAL FUNDS (Cost
 $1,819,641)............................    1,831,613
                                          -----------

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                Par          Value
Description                    (000)       (Note A)
-----------------------------------------------------
 CHILEAN REPURCHASE AGREEMENTS-1.10%
Citibank, N.A. (Agreement
 dated 05/26/97, to be
 repurchased at
 $1,453,814), 10.08%,
 06/02/97 (Note G).......    CLP 608,000  $ 1,452,127
Molina, Swett y Valdes
 S.A. (Agreement dated
 05/26/97, to be
 repurchased at
 $547,381), 10.20%,
 06/02/97 (Note G).......        228,915      547,461
                                          -----------
TOTAL CHILEAN REPURCHASE AGREEMENTS
 (Cost $1,996,729)......................    1,999,588
                                          -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $5,441,542)......................    5,438,130
                                          -----------

TOTAL INVESTMENTS-96.98%
 (Cost $119,643,653) (Notes A,D)........  176,146,175
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-3.02%......................    5,481,224
                                          -----------
NET ASSETS-100.00%......................  $181,627,399
                                          -----------
                                          -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers".
++         Restricted security (See Note F).
#          Security or a portion thereof is out on loan.
(a)        Includes 170,784 warrants, expiring 11/28/97, with a
           market value of $11,528.
ADR        American Depositary Receipts.
BRL        Brazilian Real.
CLP        Chilean Pesos.
CPO        Ordinary Participation Certificates.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $119,643,653) (Note A).................     $176,146,175
Cash (including $2,141 of foreign
 currencies with a cost of $2,141) (Note
 A).....................................        4,720,354
Receivables:
  Escrow on sale of security, due
   September 1997.......................          631,775
  Dividends.............................          564,373
  Interest..............................           65,062
Prepaid expenses and other assets.......           41,226
                                             ------------
Total Assets............................      182,168,965
                                             ------------

 LIABILITIES
Payables:
  Advisory fee (Note B).................          342,237
  Administration fees (Note B)..........           34,249
  Other accrued expenses................          165,080
                                             ------------
Total Liabilities.......................          541,566
                                             ------------
NET ASSETS (applicable to 8,434,919
 shares of common stock outstanding)
 (Note C)...............................     $181,627,399
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($181,627,399
  DIVIDED BY 8,434,919).................           $21.53
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 8,434,919 shares issued and outstanding
 (100,000,000 shares authorized)........     $      8,435
Paid-in capital.........................      117,290,151
Undistributed net investment income.....          789,507
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................        7,040,163
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       56,499,143
                                             ------------
Net assets applicable to shares
 outstanding............................     $181,627,399
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MAY 31, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 3,410,626
  Interest..............................       1,002,244
  Less: Foreign taxes withheld..........        (247,959)
                                             -----------
  Total Investment Income...............       4,164,911
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       2,059,688
  Administration fees (Note B)..........         293,699
  Custodian fees........................         288,368
  Accounting fees.......................         133,299
  Printing..............................         118,782
  Audit and legal fees..................          92,997
  Directors' fees.......................          43,799
  Transfer agent fees...................          25,801
  Insurance.............................          24,921
  NYSE listing fees.....................          16,487
  Amortization of organizational
   costs................................           8,001
  Other.................................          20,732
  Chilean repatriation taxes (Note A)...         133,513
  Brazilian taxes (Note A)..............          12,864
                                             -----------
  Total Expenses........................       3,272,951
                                             -----------
  Net Investment Income.................         891,960
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments (net of Israeli capital
   gains taxes of $2,100,460) (Note
   A)...................................      23,781,880
  Foreign currency related
   transactions.........................        (102,452)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......         419,091
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      24,098,519
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $24,990,479
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                        May 31,
                                             -----------------------------
                                                 1997             1996
                                             -----------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................     $    891,960     $  2,257,954
  Net realized gain on investments and
   foreign currency related
   transactions.........................       23,679,428        2,352,444
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................          419,091       13,804,009
                                             ------------     ------------
    Net increase in net assets resulting
     from operations....................       24,990,479       18,414,407
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................       (2,247,555)        (321,938)
  Net realized gain on investments and
   foreign currency related
   transactions.........................      (17,743,203)      (3,389,426)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................      (19,990,758)      (3,711,364)
                                             ------------     ------------
    Total increase in net assets........        4,999,721       14,703,043
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      176,627,678      161,924,635
                                             ------------     ------------
End of year (including undistributed net
 investment income of $789,507 and
 $1,431,647, respectively)..............     $181,627,399     $176,627,678
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                   For the
                                                                                                   Period
                                                                                                  June 25,
                                                          For the Fiscal Years Ended                1992*
                                                                    May 31,                        through
                                                -----------------------------------------------    May 31,
                                                   1997         1996        1995        1994        1993
                                                -----------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $20.94      $19.20      $20.90      $14.95     $13.84**
                                                -----------   ---------   ---------   ---------   ---------
Net investment income.........................         0.10        0.27        0.11        0.13       0.16
Net realized and unrealized gain on
 investments and foreign currency related
 transactions.................................         2.86        1.91        0.01        7.03+      1.20
                                                -----------   ---------   ---------   ---------   ---------
Net increase in net assets resulting from
 operations...................................         2.96        2.18        0.12        7.16       1.36
                                                -----------   ---------   ---------   ---------   ---------
Dividends and distributions to shareholders:
  Net investment income.......................        (0.27)      (0.04)      (0.04)      (0.15)     (0.14)
  Net realized gain on investments and foreign
   currency related transactions..............        (2.10)      (0.40)      (1.78)      (1.06)     (0.11)
                                                -----------   ---------   ---------   ---------   ---------
Total dividends and distributions to
 shareholders.................................        (2.37)      (0.44)      (1.82)      (1.21)     (0.25)
                                                -----------   ---------   ---------   ---------   ---------
Net asset value, end of period................       $21.53      $20.94      $19.20      $20.90     $14.95
                                                -----------   ---------   ---------   ---------   ---------
                                                -----------   ---------   ---------   ---------   ---------
Market value, end of period...................      $17.375     $17.375      $17.75      $22.75     $14.50
                                                -----------   ---------   ---------   ---------   ---------
                                                -----------   ---------   ---------   ---------   ---------
Total investment return(a)....................        14.31%       0.21%     (13.94)%     64.74%      5.85%
                                                -----------   ---------   ---------   ---------   ---------
                                                -----------   ---------   ---------   ---------   ---------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).......     $181,627    $176,628    $161,925    $176,253   $125,338
Ratio of expenses to average net assets.......         1.90%(b)      1.77%      1.89%      1.81%      1.99%(c)
Ratio of net investment income to average net
 assets.......................................         0.52%       1.40%       0.53%       0.63%      2.02%(c)
Portfolio turnover rate.......................        42.14%      27.71%      14.29%      43.98%     22.55%
Average commission rate per share(d)..........      $0.0012          --          --          --         --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the antidilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of taxes. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 1.82% for the fiscal year ended May 31, 1997.
(c)  Annualized.
(d) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was incorporated in Maryland on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At May 31, 1997, the Fund held 8.25% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $15,117,318 and fair value of $14,978,221. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 1997, the interest rate was 5.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the fiscal year ended May 31, 1997, the Fund incurred $133,513 of such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange transactions are not affected by this tax. For the fiscal year ended May 31, 1997, the Fund incurred $12,864 of such expense.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.
The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 1997, was $23,433,364, for which the Fund has received cash as collateral of $24,037,200. Such cash collateral was reinvested into a repurchase agreement which is in turn collateralized by U.S. Government agency securities. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the fiscal year ended May 31, 1997, the Fund earned $46,426 in securities lending income which is included in interest income in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At May 31, 1997, the Fund reclassified $815,907 of permanent book/tax differences relating to realized gains on passive foreign investment company holdings from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income. In addition, the Fund reclassified $102,452 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited (see Note G).

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the fiscal year ended May 31, 1997, BEA earned $2,059,688 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended May 31, 1997, BEA was reimbursed $18,001 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a fee for its services rendered that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended May 31, 1997, BSFM earned $205,899 for administrative services.

The First National Bank of Boston, Sao Paulo ("Banco de Boston") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. Banco de Boston is paid for its services a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,434,919 shares outstanding at May 31, 1997, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at May 31, 1997 was $119,643,653. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $56,502,522, was composed of gross appreciation of $60,451,431 for those investments having an excess of value over cost and gross depreciation of $3,948,909 for those investments having an excess of cost over value.

For the fiscal year ended May 31, 1997, total purchases and sales of securities, other than short-term investments, were $68,631,493 and $93,376,526, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The amount outstanding under the credit agreement for the Fund averaged $73,699 with an average interest rate of 8.25% during the fiscal year ended May 31, 1997. At May 31, 1997, the Fund had no amounts outstanding under the credit agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration available indications of value. The table below shows the number of shares held, the acquisition date, aggregate cost, fair value as of May 31, 1997, share value of such securities and percent of net assets which the security comprises.

                                                                                                          PERCENT
                                          NUMBER                                 FAIR VALUE     VALUE       OF
                                            OF       ACQUISITION                 AT MAY 31,      PER        NET
SECURITY                                  SHARES        DATE          COST          1997        SHARE     ASSETS
---------------------------------------  --------  ---------------  ---------  --------------  --------  ---------
Venworld Telecommunications............  125,947       05/18/95     $2,531,383 $  1,868,172    $ 14.83      1.03

 NOTE G. COLLATERAL FOR REPURCHASE AGREEMENTS
Listed below is the collateral associated with the repurchase agreement with Citibank, N.A. outstanding at May 31, 1997:

                                                INTEREST MATURITY     CLP       MARKET    ACCRUED   TOTAL
SECURITY                                 SERIES  RATE     DATE        PAR        VALUE    INTEREST   VALUE
---------------------------------------  -----  -------  -------  -----------  ---------  ------  ---------
Pagares Capitolo Diez y Nueve..........    QA     7.74%  11/08/99 209,624,474  $ 500,261  $2,474  $ 502,735
Pagares Descontables Banco Central de
 Chile.................................    --     9.84   06/06/97   2,891,312      6,900     332      7,232
Pagares Reajustable Banco Central de
 Chile.................................    1B     6.72   08/05/97 335,207,008    799,959  17,172    817,132
Pagares Reajustable Banco Central de
 Chile.................................    1D     6.47   06/01/99  15,627,423     37,294   1,213     38,507
Pagares Reajustable Banco Central de
 Chile.................................    1D     6.47   06/01/99  44,649,783    106,555   3,466    110,021
                                                                               ---------  ------  ---------
Total                                                                          $1,450,969 $24,657 $1,475,627
                                                                               ---------  ------  ---------
                                                                               ---------  ------  ---------

Listed below is the collateral associated with the repurchase agreement with Molina, Swett y Valdes S.A. outstanding at May 31, 1997:

                                         INTEREST MATURITY     CLP      MARKET   ACCRUED  TOTAL
SECURITY                                  RATE     DATE        PAR       VALUE   INTEREST  VALUE
---------------------------------------  -------  -------  -----------  -------  ------  -------
Banco Bice Deposeto Placo
 Reajustable...........................    6.97%  03/01/08 229,368,861  $547,381 $9,644  $557,025

--------------------------------------------------------------------------------
   22

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Emerging Markets Telecommunications Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Emerging Markets Telecommunications Fund, Inc., including the schedule of investments, as of May 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodians and issuers as of May 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc., as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 11, 1997

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On September 24, 1996, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac*                                                                 6,820,673    113,636   1,500,610
Emilio Bassini**                                                                      6,829,640    104,669   1,500,610
George W. Landau                                                                      6,824,983    109,326   1,500,610
Richard W. Watt                                                                       6,794,166    140,143   1,500,610

--------------
 * On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors to eight and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.
** Resigned effective January 1, 1997.
  In addition to the directors re-elected at the meeting, James J. Cattano, Peter A. Gordon and Martin M. Torino continue to serve as directors of the Fund. Daniel Sigg resigned as a director of the Fund effective February 11, 1997.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending May 31, 1997.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            6,745,118    143,405     45,786   1,500,610

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (May 31, 1997) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $2.37 per share dividend and distribution paid in respect of such fiscal year, $0.27 per share was derived from net investment income, $0.08 per share was from net realized short-term capital gains and $2.02 per share was from net realized long-term capital gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1997.

--------------------------------------------------------------------------------
   24

 TAX INFORMATION (UNAUDITED)

Because the Fund's fiscal year is not the calendar year, notification will be sent in respect of calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their 1997 U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January, 1998.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit of deduction for the withholding taxes paid by the Fund.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by The First National Bank of Boston, not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). The First National Bank of Boston will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary

--------------------------------------------------------------------------------
curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

The First National Bank of Boston, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold

--------------------------------------------------------------------------------
   26
in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: The First National Bank of Boston, InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.
--------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The  Fund--The Emerging Markets Telecommunications  Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York
Stock Exchange.  Its  investment  objective is  long-term  capital  appreciation
through   investments  primarily  in  equity  securities  of  telecommunications companies in  emerging  countries.  The  Fund is  managed  and  advised  by  BEA
Associates  ("BEA").  BEA  is  a  diversified  asset  manager,  handling equity, balanced, fixed income, international and derivative based accounts.  Portfolios include  international and  emerging market investments,  common stocks, taxable and non-taxable bonds, options, futures  and venture capital. BEA manages  money for  corporate  pension and  profit-sharing funds,  public pension  funds, union funds, endowments and other charitable institutions and private individuals.  As of March 31, 1997, BEA managed approximately $28.6 billion in assets.
 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each
Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL
STREET  JOURNAL and  BARRON's, as  well as other  newspapers, in  a table called
"Closed End Funds."
 THE BEA GROUP OF FUNDS

LITERATURE  REQUEST--Call  today  for   free  descriptive  information  on   the
closed-end  funds or  a prospectus  on any of  the open-end  mutual funds listed below. The  prospectus  contains  more  complete  information,  including  fees, charges  and expenses, and should be  read carefully before investing or sending money.

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
CLOSED-END FUNDS                          BEA ADVISOR FUNDS
SINGLE COUNTRY                            OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)     BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                 BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)         BEA High Yield Fund
The Indonesia Fund, Inc. (IF)             BEA International Equity Fund
The Portugal Fund, Inc. (PGF)
MULTIPLE COUNTRY
The Emerging Markets Infrastructure
Fund, Inc. (EMG)
The Latin America Equity Fund, Inc.
(LAQ)
The Latin America Investment Fund, Inc.
(LAM)
FIXED INCOME                              For shareholder information or a copy
BEA Income Fund, Inc. (FBF)               of a prospectus for any of the open-end
BEA Strategic Income Fund, Inc. (FBI)     mutual funds please call,
                                          1-800-401-2230.
For closed-end fund information please    Visit our website on the Internet:
call, 1-800-293-1232.                     http://www.beafunds.com

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
 DIRECTORS AND CORPORATE OFFICERS

William W. Priest,    Chairman of the Board of Directors
Jr.

Richard W. Watt       President, Chief Investment Officer
                      and Director
Dr. Enrique R. Arzac  Director

James J. Cattano      Director

Peter A. Gordon       Director
George W. Landau      Director
Martin M. Torino      Director

Stephen M. Swift      Senior Vice President and
                      Investment Officer

Paul P. Stamler       Senior Vice President
Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street

New York, NY 10022

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
This  report, including the  financial statements herein, is sent to the shareholders of the Fund for their  information.
It  is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or  of
any securities mentioned in this report.                      [LOGO]

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                                                                      3916-AR-97